UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 19, 2019

Air T, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road
___________Denver, North Carolina 28037__________
(Address of Principal Executive Offices, and Zip Code)

_______________(828) 464-8741__________________
Registrant’s Telephone Number, Including Area Code

_______________Not applicable______________________
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Warrant to purchase AIP	AIRTW	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

To the extent responsive, the information included in Items 2.01 and 2.03 is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets

On December 20, 2019, Contrail Aviation Leasing Ireland DAC, CRO No. 662616 (“CAL-Ireland), a wholly-owned subsidiary of Contrail Aviation Support, LLC (“CAS”), a 79%-owned subsidiary Air T, Inc. (the “Company”), completed a purchase of one Airbus A320-200 airframe with serial number 1183 and two V2527-A5 engines with serial numbers V10682 and V10683 (collectively, “Aircraft 1183”) pursuant to a sale agreement dated the same date. The transaction value for the purchase exceeded $10,000,000.* The Aircraft is subject to a lease, novated by CAL-Ireland as the lessor.
On December 20, 2019, Contrail acquired one Airbus A321-100 aircraft with serial number 576 and two CFM56-5B2 engines with serial numbers 779171 and 779177 from Diamond Head 3 (Ireland) DAC (collectively, “Aircraft 576”). Aircraft 5763 is the second of three aircraft to be purchased pursuant to that Aircraft Sale and Purchase Agreement dated June 4, 2019. The total transaction value for the purchase of Aircraft 576 exceeded $8,000,000.* While the parties project a closing date of January 1, 2020 for the one remaining aircraft, there is no assurance at this time that the closing will occur.
On December 23, 2019, Aircraft MSN 29922 Trust, a trust controlled by Contrail Aviation Leasing, LLC, a wholly-owned subsidiary of CAS (“CAL”, and together with CAS and CAL-Ireland, the “Subsidiaries”), completed a sale of one Boeing 737-800 Aircraft with serial number 29922 and two CFM International, Inc., model CFM56-7B24 engines with serial numbers 890420 and 890421, pursuant to that Purchase Agreement dated December 13, 2019. The total transaction value exceeded $10,000,000.*
The purchases and sale as discussed above continue Contrail’s business of purchasing aircraft and/or aircraft engines for the purpose of leasing or disassembling them and selling them for parts.
The foregoing summary of the terms of the transaction documents do not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibits 10.1, 10.2, 10.3, and 10.10 respectively hereto and are incorporated by reference herein.
To the extent responsive, the information included in Item 2.03 is incorporated herein by reference.

*Portions of the transaction exhibits have been omitted for confidential treatment.
Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 19, 2019, the Subsidiaries entered into Supplement #6 to that certain Master Loan Agreement with Old National Bank (“ONB”). In connection therewith, the Subsidiaries entered into that certain Promissory Note Term Note E in the principal amount of $6,894,790 to ONB (“Term Note E”). The Term Note E has a maturity date of December 1, 2022, with a variable interest rate equal to the LIBOR rate plus 3.75% per year. There are additional affirmative covenants regarding quarterly cash flow coverage and tangible net worth.
Pursuant to that Aircraft Security Agreement dated December 19, 2019, ONB has a first position lien on Aircraft 1183. Furthermore, ONB has a first position lien of CAS’ 100% beneficial interest in CAL-Ireland holding title to Aircraft 1183 pursuant to that Subsidiary Equity Pledge Agreement dated December 19, 2019.

The Company amended and extended its guaranty to ONB of $1,600,000 for borrowings of CAS and CAL to also include the obligations of CAL-Ireland and to any future subsidiaries formed to facilitate acquisition of aircraft and engine assets for which that certain Master Loan Agreement establishes the lending facility. Furthermore, CAS guarantees all debts of CAL-Ireland.

The foregoing summary of the terms of the financing documents do not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibits 10.4, 10.5, 10.6, 10.7, 10.8, and 10.9 respectively hereto and are incorporated by reference herein.

To the extent responsive, the information included under Item 2.01 regarding the acquisition of Aircraft 1183 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

10.1	Aircraft Sale Agreement, dated December 20, 2019 by and between Contrail Aviation Leasing Ireland DAC, CRO No. 662616 and MAM Seldon Aviation 2 Designated Activity Company.*

10.2
Deed of Lease Novation, dated December 20, 2019 by and between Contrail Aviation Leasing Ireland DAC, CRO No. 662616, MAM Seldon Aviation 2 Designated Activity Company, and SmartLynx Airlines Estonia Oü.*

10.3	Bill of Sale and Acceptance Certificate, dated December 20, 2019, by and between Diamond Head 3 (Ireland) DAC and Contrail Aviation Support, LLC.*

10.4
Form of Supplement #6 to Master Loan Agreement, dated December 19, 2019 by and between Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC, Contrail Aviation Leasing Ireland DAC, CRO No. 662616, and Old National Bank.

10.5
Form of Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC, and Contrail Aviation Leasing Ireland DAC, CRO No. 662616 Term Note E in the principal amount of $6,894,790.00 to Old National Bank.

10.6
Form of Aircraft Security Agreement, dated December 19, 2019 by and between Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC, Contrail Aviation Leasing Ireland DAC, CRO No. 662616, and Old National Bank.

10.7	Form of Subsidiary Equity Pledge Agreement, dated December 19, 2019 by and between Contrail Aviation Support, LLC and Old National Bank.

10.8	Form of Air T, Inc. Amendment to Continuing Guaranty in favor of Old National Bank.

10.9	Form of Indemnity and Guaranty Agreement, dated December 19, 2019 by and between Contrail Aviation Support, LLC and Contrail Aviation Leasing Ireland DAC, CRO No. 662616.

10.10
Warranty Bill of Sale, Acknowledgment of Delivery, and Certificate of Technical Acceptance, dated December 23, 2019 by and between Wilmington Trust SP Services (Dublin) Limited and KG Aircraft Rotables Co., Ltd.

*Portions of the transaction exhibit have been omitted for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2019

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer

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